SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2005

Berkshire Hathaway Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14905	47-0813844
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1440 Kiewit Plaza, Omaha, Nebraska 91302
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(402) 346-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
Exhibit 4.2
Exhibit 4.3

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On May 11, 2005, Berkshire Hathaway Finance Corporation (“BHFC”), a wholly owned subsidiary of Berkshire Hathaway Inc. (“Berkshire”), and Berkshire entered into a purchase agreement with an initial purchaser pursuant to which BHFC agreed, subject to satisfaction of certain conditions, to issue (i) $700,000,000 4.75% Senior Notes due 2012 (the “Senior Notes due 2012”), and (ii) $800,000,000 Floating Rate Senior Notes due 2008 (the “Floating Rate Notes” and, together with the Senior Notes due 2012, the “Notes”) to the initial purchaser. The initial purchaser is offering the Notes inside the United States solely to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended, and outside the United States solely to non-U.S. persons in reliance on Regulation S under the Securities Act. All of BHFC’s obligations under the Notes will be unconditionally and irrevocably guaranteed by Berkshire. The Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the U.S. absent such registration or an applicable exemption from the requirements of the Securities Act. Upon the issuance of the Notes, BHFC and Berkshire will enter into an exchange and registration rights agreement providing for BHFC and Berkshire to file a registration statement pursuant to which they will either offer to exchange the Notes for substantially similar notes that are registered under the Securities Act or, in certain circumstances, register the resales of the Notes.

     The Notes will be issued under an Indenture, dated as of December 22, 2003, among BHFC, Berkshire and J.P. Morgan Trust Company, National Association, as trustee. Events of default under the Indenture include (i) a default in the payment of principal or, following a period of 30 days, of interest, (ii) a breach of BHFC’s covenants or warranties under the Indenture or of Berkshire’s under its guarantee, (iii) certain defaults under other indebtedness of Berkshire or any of its consolidated subsidiaries and (iv) certain events of bankruptcy, insolvency or liquidation involving BHFC or Berkshire.

     The Senior Notes due 2012 will accrue interest at a rate of 4.75% per annum, payable semi-annually until such Notes mature on May 15, 2012. The interest rate on the Floating Rate Notes is initially 3.33% per annum and will be reset quarterly at a rate per annum equal to LIBOR (as defined in the Floating Rate Notes) plus 0.06%. BHFC will pay interest on the Floating Rate Notes quarterly until such Notes mature on May 16, 2008.

     The summary of the foregoing is qualified in its entirety by reference to the exhibits to this Current Report on Form 8-K, which are attached hereto and incorporated herein by reference.

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ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of December 22, 2003, between Berkshire Hathaway Finance Corporation, Berkshire Hathaway Inc. and J.P. Morgan Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Form S-4 of Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc., filed on February 4, 2004)

4.2	Form of 4.75% Senior Note due 2012

4.3	Form of Floating Rate Note due 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY INC.

Date: May 17, 2005	By: /s/ Marc D. Hamburg

Name: Marc D. Hamburg
Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of December 22, 2003, between Berkshire Hathaway Finance Corporation, Hathaway Inc. and J.P. Morgan Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Form S-4 of Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc., filed on February 4, 2004)

4.2	Form of 4.75% Senior Note due 2012

4.3	Form of Floating Rate Note due 2008

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